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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 11, 2003


                      TOTAL ENTERTAINMENT RESTAURANT CORP.
             (Exact name of registrant as specified in its charter)


          Delaware                     000-22753                52-2016614
      (State of other             (Commission File No.)       (IRS Employer
jurisdiction of incorporation)                            Identification Number)


           9300 East Central Avenue, Suite 100, Wichita, Kansas 67206
               (Address of principal executive offices) (Zip Code)


                                 (316) 634-0505
              (Registrant's telephone number, including area code)


                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)
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Item 7.   Financial Statements and Exhibits.

          (c)   Exhibits.

          Exhibit 99.1     Press Release dated April 11, 2003

Item 12. Results of Operations and Financial Condition.

On April 11, 2003, Total Entertainment Restaurant Corp issued a press release reporting its financial results for the fiscal quarter ended March 25, 2003. The information in the press release attached hereto as Exhibit 99.1 is incorporated herein by reference to such press release.
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   April 11, 2003

                                      TOTAL ENTERTAINMENT RESTAURANT CORP.


                                      By:  /s/ James K. Zielke
                                         ---------------------------------------
                                      Name:  James K. Zielke
                                      Title: Chief Financial Officer, Secretary,
                                             and Treasurer
                                                (Duly Authorized Officer)

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                                  EXHIBIT INDEX


Exhibit No.       Description

99.1              Press Release dated April 11, 2003